UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

CHARTWELL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	005-59509 (Commission File No.)	95-3979080 (IRS Employer Identification No.)

1124 Smith Street, Suite 304

Charleston, WV 25301

(Address and telephone number of principal executive offices) (Zip Code)

(304) 345-8700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 26, 2006, Chartwell International, Inc. (the “Company”) entered into and completed the acquisition of the remaining ten (10) shares of outstanding common stock (the “Shares”) of Cranberry Creek Railroad, Inc., a New Jersey corporation (“Cranberry Creek”). Pursuant to the terms of the Contract of Sale with James S. Wright, the Company purchased thirty-three and one-thirds percent (33 1/3%) of all the outstanding shares of capital stock in Cranberry Creek for $500,000 in cash.

The Company now owns 100% of Cranberry Creek, including its wholly-owned subsidiary, Middletown & New Jersey Railway Company, Inc. which owns and operates a regional railroad in Middletown, New York. The Company previously filed Current Reports on Form 8-K (File No. 000-51342) on January 6, 2006, and February 14, 2006 (000-51342), as amended on March 14, 2006 that it acquired two-thirds of the outstanding shares of common stock in Cranberry Creek.

For more information, see Contract of Sale of Stock in Cranberry Creek Railroad, Inc. dated April 26, 2006 and press release attached hereto as Exhibit 20.1 and 99, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

On April 30, 2006, the Company entered into a Note Purchase Agreement with Faisal A Alhegelan whereby the Company issued a secured convertible promissory note in the principal amount of $3,000,000 (the "Note") to Faisal A Alhegelan.

The Note is convertible, at the option of Mr. Alhegelan into shares of common stock of the Company at $2.30 per share. Additionally, the Note bears 10% interest and, if not converted by Mr. Alhegelan or repaid by the Company, is due on April 30, 2012. The principal and interest due under the Note are secured by certain railcars owned by the Company. Mr. Alhegelan has certain registration rights as set forth in the Note Purchase Agreement.

For more information, see Note Purchase Agreement dated April 30, 2006 attached hereto as Exhibit 20.2.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
20.1	Contract of Sale of Stock in Cranberry Creek Railroad, Inc. dated
April 26, 2006
20.2	Note Purchase Agreement dated April 30, 2006
99	Press Release dated May 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTWELL INTERNATIONAL, INC.,
a Nevada Corporation

Dated: May 2, 2006	By: /s/ Paul Biberkraut
Name: Paul Biberkraut
	Title:	Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

20.1                                       Contract of Sale of Stock in Cranberry Creek Railroad, Inc. dated April 26, 2006

20.2	Note Purchase Agreement dated April 30, 2006
99	Press Release dated May 2, 2006

4